9. Related Party Transactions	3 Months Ended	12 Months Ended
	Sep. 30, 2017	Jun. 30, 2017
Related Party Transactions [Abstract]
Related Party Transactions	The amounts due to stockholders include non-interest bearing, unsecured advances with no fixed terms of repayment. Stockholders advanced the Company approximately $240 and $50,200 during the three months ended September 30, 2017 and 2016, and were repaid approximately $16,000 and $10,400 during the same time periods, respectively. As of September 30, 2017, the net balance due to stockholders for advances amounted to approximately $2.66 million and is included in due to stockholders.

The amounts due to stockholders include non-interest bearing, unsecured advances with no fixed terms of repayment and the note entered into May 30, 2012 as described below. Stockholders advanced the Company approximately $174,000, $139,000 and $1,330,000 during the years ended June 30, 2017, 2016 and 2015, respectively, exclusive of the convertible note below. As of June 30, 2017, 2016 and 2015 the net balance due to stockholders for advances amounted to approximately $2,662,000, $2,511,000 and $2,385,000, respectively, and is included in due to stockholders.

Included in Media Exchange Group convertible notes above, is approximately $172,000 in notes and accrued interest that are due to our Chief Operating Officer.

Included in accrued expenses are amounts due to a related party of $515,448, $311,448, and $156,448 for the years ended June 30, 2017, 2016 and 2015, respectively.

In August, 2015 the Company purchased an advertising trade credit from a related party. In conjunction with the purchase the Company issued 5 million shares of common stock and agreed to pay $125,000 in cash. The cash obligation is currently included in accounts payable.